Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended
	3/31/2013	3/31/2012	% Chg
Operating Revenues	$31,356	$31,822	-1.5%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	12,554	12,817	-2.1%
Selling, general and administrative	8,333	8,344	-0.1%
Depreciation and amortization	4,529	4,560	-0.7%
Total Operating Expenses	25,416	25,721	-1.2%
Operating Income	5,940	6,101	-2.6%
Interest Expense	827	859	-3.7%
Equity in Net Income of Affiliates	185	223	-17.0%
Other Income (Expense) - Net	32	52	-38.5%
Income Before Income Taxes	5,330	5,517	-3.4%
Income Tax Expense	1,557	1,865	-16.5%
Net Income	3,773	3,652	3.3%
Less: Net Income Attributable to Noncontrolling Interest	(73)	(68)	-7.4%
Net Income Attributable to AT&T	$3,700	$3,584	3.2%

Basic Earnings Per Share Attributable to AT&T	$0.67	$0.60	11.7%
Weighted Average Common Shares Outstanding (000,000)	5,513	5,918	-6.8%

Diluted Earnings Per Share Attributable to AT&T	$0.67	$0.60	11.7%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,530	5,940	-6.9%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended

Wireless	3/31/2013	3/31/2012	% Chg
Segment Operating Revenues
Data	$5,125	$4,235	21.0%
Voice, text and other service	9,937	10,331	-3.8%
Equipment	1,629	1,570	3.8%
Total Segment Operating Revenues	16,691	16,136	3.4%

Segment Operating Expenses
Operations and support	10,180	9,978	2.0%
Depreciation and amortization	1,835	1,666	10.1%
Total Segment Operating Expenses	12,015	11,644	3.2%
Segment Operating Income	4,676	4,492	4.1%
Equity in Net Income (Loss) of Affiliates	(18)	(13)	-38.5%
Segment Income	$4,658	$4,479	4.0%

Segment Operating Income Margin	28.0%	27.8%

Wireline
Segment Operating Revenues
Data	$8,162	$7,800	4.6%
Voice	5,306	5,892	-9.9%
Other	1,187	1,237	-4.0%
Total Segment Operating Revenues	14,655	14,929	-1.8%

Segment Operating Expenses
Operations and support	10,335	10,402	-0.6%
Depreciation and amortization	2,688	2,808	-4.3%
Total Segment Operating Expenses	13,023	13,210	-1.4%
Segment Operating Income	1,632	1,719	-5.1%
Equity in Net Income of Affiliates	1	-	-
Segment Income	$1,633	$1,719	-5.0%

Segment Operating Income Margin	11.1%	11.5%

Advertising Solutions
Segment Operating Revenues	$-	$744	-

Segment Operating Expenses
Operations and support	-	547	-
Depreciation and amortization	-	77	-
Total Segment Operating Expenses	-	624	-
Segment Income	$-	$120	-

Segment Income Margin	-	16.1%

Other
Segment Operating Revenues	$10	$13	-23.1%
Segment Operating Expenses	378	243	55.6%
Segment Operating Income (Loss)	(368)	(230)	-60.0%
Equity in Net Income of Affiliates	202	236	-14.4%
Segment Income (Loss)	$(166)	$6	-

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
	03/31/2013	12/31/2012
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$3,875	$4,868
Accounts receivable - net of allowances for
doubtful accounts of $547 and $547	12,100	12,657
Prepaid expenses	1,021	1,035
Deferred income taxes	980	1,036
Other current assets	2,396	3,110
Total current assets	20,372	22,706
Property, Plant and Equipment - Net	109,702	109,767
Goodwill	69,772	69,773
Licenses	53,507	52,352
Customer Lists and Relationships - Net	1,190	1,391
Other Intangible Assets - Net	5,022	5,032
Investments in and Advances to Equity Affiliates	4,998	4,581
Other Assets	6,431	6,713
Total Assets	$270,994	$272,315

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$3,446	$3,486
Accounts payable and accrued liabilities	17,523	20,494
Advanced billing and customer deposits	4,167	4,225
Accrued taxes	2,210	1,026
Dividends payable	2,440	2,556
Total current liabilities	29,786	31,787
Long-Term Debt	70,686	66,358
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	28,918	28,491
Postemployment benefit obligation	41,663	41,392
Other noncurrent liabilities	11,603	11,592
Total deferred credits and other noncurrent liabilities	82,184	81,475
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	90,940	91,038
Retained earnings	23,787	22,481
Treasury stock	(38,568)	(32,888)
Accumulated other comprehensive income	5,344	5,236
Noncontrolling interest	340	333
Total stockholders' equity	88,338	92,695
Total Liabilities and Stockholders' Equity	$270,994	$272,315

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Three Months Ended March 31,
	2013	2012

Operating Activities
Net income	$3,773	$3,652
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	4,529	4,560
Undistributed earnings from investments in equity affiliates	(185)	(223)
Provision for uncollectible accounts	262	328
Deferred income tax expense and noncurrent
unrecognized tax benefits	509	337
Net (gain) loss from sale of investments, net of impairments	(11)	(9)
Changes in operating assets and liabilities:
Accounts receivable	295	73
Other current assets	864	1,120
Accounts payable and accrued liabilities	(1,675)	(1,655)
Other - net	(162)	(338)
Total adjustments	4,426	4,193
Net Cash Provided by Operating Activities	8,199	7,845

Investing Activities
Construction and capital expenditures:
Capital expenditures	(4,252)	(4,261)
Interest during construction	(66)	(65)
Acquisitions, net of cash acquired	(1,045)	(433)
Dispositions	5	16
Sales (purchases) of securities, net	-	5
Other	1	1
Net Cash Used in Investing Activities	(5,357)	(4,737)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	274	-
Issuance of other short-term borrowings	1,474	-
Issuance of long-term debt	4,875	2,986
Repayment of long-term debt	(1,791)	(2,204)
Purchase of treasury stock	(5,911)	(2,066)
Issuance of treasury stock	56	218
Dividends paid	(2,502)	(2,606)
Other	(310)	(130)
Net Cash Used in Financing Activities	(3,835)	(3,802)
Net decrease in cash and cash equivalents	(993)	(694)
Cash and cash equivalents beginning of year	4,868	3,045
Cash and Cash Equivalents End of Period	$3,875	$2,351

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended
	3/31/2013	3/31/2012	% Chg

Wireless
Volumes
Total	107,251	103,940	3.2%
Postpaid	70,749	69,403	1.9%
Prepaid	7,104	7,368	-3.6%
Reseller	14,702	13,869	6.0%
Connected Devices	14,696	13,300	10.5%

Wireless Net Adds
Total	291	726	-59.9%
Postpaid	296	187	58.3%
Prepaid	(184)	125	-
Reseller	(252)	184	-
Connected Devices	431	230	87.4%
M&A Activity, Partitioned Customers and Other Adjs.	3	(33)	-

Wireless Churn
Postpaid Churn	1.04%	1.10%	-6 BP
Total Churn	1.38%	1.47%	-9 BP

Other
Licensed POPs (000,000)	317	313	1.3%

Wireline
Voice
Total Wireline Voice Connections1	31,163	35,206	-11.5%
Net Change	(1,021)	(1,126)	9.3%

Broadband
Total Wireline Broadband Connections	16,514	16,530	-0.1%
Net Change	124	103	20.4%

Video
Total U-verse Video Connections	4,768	3,991	19.5%
Net Change	232	200	16.0%

Consumer Revenue Connections
Broadband2	14,686	14,595	0.6%
U-verse Video Connections1	4,755	3,983	19.4%
Voice1,3	17,960	20,534	-12.5%
Total Consumer Revenue Connections1	37,401	39,112	-4.4%
Net Change	(266)	(394)	32.5%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$4,252	$4,261	-0.2%
Interest during construction	$66	$65	1.5%
Dividends Declared per Share	$0.45	$0.44	2.3%
End of Period Common Shares Outstanding (000,000)	5,423	5,875	-7.7%
Debt Ratio4	45.6%	38.4%	720 BP
Total Employees	243,340	252,330	-3.6%

1	Prior year amounts restated to conform to current period reporting methodology.
2	Consumer wireline broadband connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
3	Includes consumer U-verse Voice over Internet Protocol connections of 3,120 as of March 31, 2013.
4	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 1Q13, total switched access lines were 28,043, retail business switched access lines totaled 11,185, and wholesale, national mass markets and coin switched access lines totaled 2,018. Restated switched access lines do not include ISDN lines.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliation
Wireless Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13

Segment Operating Revenues
Data	$4,235	$4,471	$4,686	$4,905	$5,125
Voice, text and other service	10,331	10,294	10,220	10,044	9,937
Equipment	1,570	1,588	1,726	2,693	1,629
Total Segment Operating Revenues	16,136	16,353	16,632	17,642	16,691

Segment Operating Expenses
Operations and support	9,978	9,590	10,432	13,296	10,180
Depreciation and amortization	1,666	1,696	1,730	1,781	1,835
Total Segment Operating Expenses	11,644	11,286	12,162	15,077	12,015

Segment Operating Income	4,492	5,067	4,470	2,565	4,676
Segment Operating Income Margin	27.8%	31.0%	26.9%	14.5%	28.0%

Plus: Depreciation and amortization	1,666	1,696	1,730	1,781	1,835
EBITDA	6,158	6,763	6,200	4,346	6,511
EBITDA as a % of Service Revenues1	42.3%	45.8%	41.6%	29.1%	43.2%

EBITDA is defined as Operating Income Before Depreciation and Amortization.
1 Service revenues is defined as Wireless data and voice, text and other service revenues.

Financial Data

AT&T Inc.
Non-GAAP Financial Reconciliation
Adjusted Diluted EPS
Unaudited
	Three Months Ended
	March 31,
	2012	2013

Reported Diluted EPS	$0.60	$0.67
Adjustments:
Removal of Advertising Solutions	(0.01)	-
Income Tax Settlement	-	(0.03)

Adjusted Diluted EPS	$0.59	$0.64

Year-over-year growth - Adjusted		8.5%

Weighted Average Common Shares Outstanding
with Dilution (000,000)	5,940	5,530

Adjusted diluted EPS is a non-GAAP financial measure calculated by excluding from operating revenues, operating expenses and equity in net income of affiliates certain significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that this measure provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted diluted EPS, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Financial Reconciliation
Free Cash Flow
Dollars in Millions
Unaudited
	Three Months Ended
	March 31,
	2012	2013

Net cash provided by operating activities	$7,845	$8,199

Less: Construction and capital expenditures	(4,326)	(4,318)

Free Cash Flow	$3,519	$3,881

Free Cash Flow after Dividends
Dollars in Millions
Unaudited
	Three Months Ended
	March 31,
	2012	2013

Net cash provided by operating activities	$7,845	$8,199

Less: Construction and capital expenditures	(4,326)	(4,318)

Free Cash Flow	3,519	3,881

Less: Dividends paid	(2,606)	(2,502)

Free Cash Flow After Dividends	$913	$1,379

Free cash flow includes reimbursements of certain postretirement benefits paid.

Free cash flow is defined as cash from operations minus construction and capital expenditures. Free cash flow after dividends is defined as cash from operations minus construction, capital expenditures and dividends. We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Annualized Net-Debt-to-EBITDA Ratio
Dollars in millions
Unaudited

	3/31/13	2013 YTD

Operating Revenues	$31,356	$31,356
Operating Expenses	25,416	25,416
Total Operating Income	5,940	5,940
Add Back Depreciation and Amortization	4,529	4,529
Total Consolidated EBITDA	10,469	10,469
Annualized Consolidated EBITDA*		41,876
End-of-period current debt		3,446
End-of-period long-term debt		70,686
Total End-of-Period Debt		74,132
Less Cash and Cash Equivalents		3,875
Net Debt Balance		70,257

Annualized Net-Debt-to-EBITDA Ratio		1.68

Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. The Net Debt to EBITDA ratio is calculated by dividing the Net Debt by annualized EBITDA. Net Debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. Annualized EBITDA is calculated by annualizing the year-to-date EBITDA.

Financial Data

AT&T Inc.
Non-GAAP Financial Reconciliation
Adjusted Operating Revenues
Dollars in Millions
Unaudited
	Three Months Ended
	March 31,
	2012	2013

Reported Operating Revenues	$31,822	$31,356
Adjustments:
Removal of Advertising Solutions	(744)	-
Adjusted Operating Revenues	$31,078	$31,356

Year-over-year growth - Adjusted		0.9%

Adjusted Operating Revenues is a non-GAAP financial measure calculated by excluding from operating revenues significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculations of Adjusted Operating Revenues may differ from similarly titled measures reported by other companies.